UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

------------------------------------------------------------------------------

                Date of report (Date of earliest event reported)

                                October 22, 2007

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        11811 North Freeway, Suite 200
                              Houston, Texas 77060
              (Address of Principal Executive Offices and Zip code)

                                 (281) 445-5880
              (Registrant's Telephone Number, Including Area Code)

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

Item 5.02(a) Resignation of Directors and Principal Accounting Officer

     Effective October 22, 2007, Randal B. McDonald, Jr. relinquished his duties as a Director and Chief Financial Officer of the Registrant.

     Effective October 22, 2007, John E. Seago relinquished his duties as a Director of the Registrant.

     The resignations of Mr. McDonald and Mr. Seago were not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


                                    SIGNATURE

         In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                VTEX ENERGY, INC.



Date: October 22, 2007                    By:  /s/ Stephen F. Noser
                                               ---------------------------
                                               Stephen F. Noser
                                               President

                                      -2-